UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  June 6, 2006


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 1.01	Entry into a Material Definitive Agreement

In connection with the stock repurchase program discussed below under Item 8.01, the Company amended its credit facility (the "Amended Credit Facility") with Bank of America Retail Group, LLC, effective as of May 19, 2006, by executing the Fourth Amendment to the Fourth Amended and Restated Loan and Security Agreement (the "Amendment"). The Amendment allows the Company to repurchase, redeem or acquire its common stock provided that the Company maintains certain Excess Availability levels, as defined in the Amended Credit Facility.

A copy of the Fourth Amendment to the Fourth Amended and Restated Loan and Security Agreement is attached hereto as Exhibit 10.1.

ITEM 8.01	Other Events

On June 6, 2006, the board of directors of Casual Male Retail Group, Inc. (the "Company") announced a stock repurchase program to repurchase up to $30 million of its common stock through open market purchases and privately negotiated transactions pursuant to Rule 10b-18 of the Securities and Exchange Commission. The stock repurchase program will expire on June 6, 2007 and may be previously terminated at any time without prior notice. The funds required for the stock repurchases will be obtained from operating funds of the Company and/or borrowings on its Amended Credit Facility, as defined above.

A copy of the press release dated June 7, 2006 announcing the stock repurchase program is attached hereto as Exhibit 99.1.


ITEM 9.01	Financial Statements and Exhibits

	(d) Exhibits
	    Exhibit No.	Description
          -----------   ------------
             10.1 Fourth Amendment to the Fourth Amended and Restated Loan and Security Agreement effective as of May 19, 2006, by and among the Company and Fleet Retail Group, LLC. (d/b/a Bank of America Retail Group, LLC).

              99.1 Press Release dated June 7, 2006 announcing the Company's stock repurchase program.





















                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By:    /S/ DENNIS R.HERNREICH
						                 --------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  June 7, 2006